Exhibit 99.16
                                -------------
                Computational Materials and/or ABS Term Sheets

CWABS 2005-05 Aggregate

IO Breakout

-----------------------------------------------------------------------------
           PROGRAM                      IO Term            UPB            %
-----------------------------------------------------------------------------
2/28 LIB6M                                   24      $53,153,123     40.04%
2/28 LIB6M                                   60       $5,610,058      4.23%
3/27 LIB6M                                   36      $67,688,426     50.99%
3/27 LIB6M                                   60       $4,005,052      3.02%
30Yr Fixed                                   60       $2,283,264      1.72%
                                                    $132,739,923    100.00%